EXHIBIT 10.30
SECOND AMENDMENT TO
PROPERTY MANAGEMENT AND LEASING AGREEMENT
THIS SECOND AMENDMENT TO PROPERTY MANAGEMENT AND LEASING AGREEMENT (this “Amendment”), is made and entered into as of February 27, 2018, by and among GLOBAL NET LEASE, INC. (formerly American Realty Capital Global Daily Net Asset Value Trust, Inc.), a Maryland corporation (the “Company”), GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership (the “OP”), and GLOBAL NET LEASE PROPERTIES, LLC (formerly American Realty Capital Global Properties, LLC), a Delaware limited liability company (the “Manager”).

WHEREAS the parties hereto entered into that certain (i) Property Management and Leasing Agreement, dated as of April 20, 2012 and (ii) First Amendment to Property Management and Leasing Agreement, dated as of October 27, 2017 (collectively, the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.	Definition of “Territory”. The defined term “Territory” set forth in Section 1.18 of the Agreement is hereby deleted in its entirety and replaced as follows:

1.18. “Territory” means any country, providence, territory, commonwealth, possession or other jurisdiction in which the Company owns real property.

2.
Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Any capitalized term used in this Amendment and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted by electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.
GLOBAL NET LEASE, INC.

By:	/s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer and President

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.

By:	Global Net Lease, Inc.
its General Partner

By:	/s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer and President

GLOBAL NET LEASE PROPERTIES, LLC

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signature Page to Second Amendment to Property Management and Leasing Agreement]